UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2011
Sykes Enterprises, Incorporated
(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		No.)

400 N. Ashley Drive, Suite 2800, Tampa,
Florida	33602

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (813) 274-1000
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On August 8, 2011, Sykes Enterprises, Incorporated issued a press release announcing its financial results for the three and six months ended June 30, 2011. The press release is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(c)	The following exhibit is included with this Report:
Exhibit 99.1 Press release, dated August 8, 2011, announcing the financial results for the three and six months ended June 30, 2011.
(Remainder of page intentionally left blank.)

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES INCORPORATED
	By:	/s/ W. Michael Kipphut
Executive Vice President and
Date: August 8, 2011		Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 8, 2011, announcing the financial results for the three and six months ended June 30, 2011.